[HARDING, LOEVNER LOGO]

                   HARDING, LOEVNER FUNDS, INC. (THE "FUND")
                         PROSPECTUS DATED MARCH 1, 2004
                      SUPPLEMENT DATED AS OF JUNE 24, 2004


THE FOURTH PARAGRAPH UNDER THE HEADING "PURCHASE AND REDEMPTION OF SHARES" ON PAGE 17 OF THE FUND'S PROSPECTUS IS DELETED AND REPLACED WITH THE FOLLOWING:

You may purchase shares of a Portfolio utilizing the following methods:

WIRE TRANSFER: Purchases of shares may be made by wire transfer of Federal funds. Quasar Distributors, LLC ("Quasar") serves as exclusive distributor of shares of the Fund's Portfolios. Share purchase orders are effective on the date when Quasar receives a completed Account Application Form (and other required documents) and Federal funds become available to the Fund in the Fund's account with Investors Bank & Trust Company (the "Transfer Agent") as set forth below. The shareholder's bank may impose a charge to execute the wire transfer. The wiring instructions are:

                   INVESTORS BANK & TRUST COMPANY, BOSTON, MA
                               ABA#: 011-001-438
                      ACCOUNT NAME: HLF - PURCHASE ACCOUNT
                              ACCOUNT #: 933333333
      REFERENCE: HARDING, LOEVNER FUNDS, INC. - (DESIGNATE THE PORTFOLIO)

In order to purchase shares on a particular Business Day, a purchaser must call the Transfer Agent at 1-877-435-8105 as soon as possible, but no later than 4:00 p.m. Eastern Standard Time, to inform the Fund of the incoming wire transfer, and clearly indicate which Portfolio is to be purchased. If Federal funds are received by the Fund that same day, the order will be effective on that day. If the Fund receives trade instructions after the above-mentioned cut-off time, or if the Transfer Agent does not receive Federal funds, such purchase order shall be executed as of the date that Federal funds are received.

CHECK: A check used to purchase shares in a Portfolio must be payable to the Portfolio in which you wish to purchase shares, and must be drawn against funds on deposit at a U.S. bank. For a new account, the order must include a completed Account Application Form (and other required documents). For an existing account, the order should include the account number from your statement. In all cases, the purchase price is based on the NAV determined three business days after the purchase order and check are received and deposited in good order. The Fund or the Transfer Agent reserves the right to reject any check. All checks for Portfolio purchases should be sent to the Fund's Transfer Agent at:

REGULAR MAIL:

HARDING, LOEVNER FUNDS, INC.
C/O INVESTORS BANK & Trust
P.O. BOX 642
BOSTON, MA 02117-0642

OVERNIGHT DELIVERY:

INVESTORS BANK & TRUST
ATTN: HARDING, LOEVNER FUNDS, INC.
200 CLARENDON ST., OPS 22
BOSTON, MA  02116


THE FIFTH PARAGRAPH ON PAGE 18 OF THE FUND'S PROSPECTUS IS DELETED AND REPLACED WITH THE FOLLOWING:

A redemption fee of 2% of the value of the shares redeemed will be imposed on shares of a Portfolio redeemed 90 days or less after their date of purchase. The redemption fee does not apply to 401(k) or 403(b) accounts, certain retirement plans and accounts affiliated with selected wealth management programs. The redemption fee is intended to limit short-term trading in the Portfolios or, to the extent that short-term trading occurs, to impose the costs of that type of activity on the shareholders who engage in it. The redemption fee will be paid to the appropriate Portfolio. While the Fund is committed to preventing market timing and disruptive short-term trading in the Portfolios, there is no guarantee that the Fund or its agents will be able to detect all instances of market timing and short-term trading.

THE SECOND AND THIRD PARAGRAPHS UNDER THE HEADING "DISTRIBUTION OF FUND SHARES" ON PAGE 20 OF THE FUND'S PROSPECTUS ARE DELETED AND REPLACED WITH THE FOLLOWING:

The Fund has agreements with various financial intermediaries and "mutual fund supermarkets," including Oppenheimer Asset Management and Charles Schwab & Co., under which customers of these intermediaries may purchase and hold Fund shares. These intermediaries assess fees in consideration for providing certain distribution, account maintenance, record keeping and transactional services. In recognition of the savings of expenses to the Fund arising from the economies of scale associated with these intermediaries' holding their customers' shares in a single account with the Fund's transfer agent, each Portfolio is authorized to pay to each intermediary up to 0.15% of its average daily net assets attributable to that intermediary for providing sub-accounting and related shareholder services (subject to the voluntary expense cap); the balance of the intermediaries' fees are paid by Harding Loevner. Because of Harding Loevner's voluntary cap on the Fund's fees and expenses, Harding Loevner paid a portion or all of the Portfolios' share of these fees during the year ended October 31, 2003. The Fund may enter into similar arrangements with other intermediaries in the future. Further information concerning these arrangements is included in the Statement of Additional Information.

                             [HARDING, LOEVNER LOGO]


                   HARDING, LOEVNER FUNDS, INC. (THE "FUND")
                  STATEMENT OF ADDITIONAL INFORMATION ("SAI")
                              DATED MARCH 1, 2004
                      SUPPLEMENT DATED AS OF JUNE 24, 2004


THE FOLLOWING IS INSERTED ON PAGE 23 OF THE SAI UNDER THE HEADING "PORTFOLIO TRANSACTIONS":

Harding Loevner pays a fee of $7,500 per calendar quarter to Charles Schwab & Co. ("Schwab") to reimburse Schwab for its costs in establishing certain trading symbols and maintaining accounts for the International Equity Portfolio. Of this amount, the International Equity Portfolio is authorized to pay to Schwab up to 0.15% of its average daily net assets attributable to Schwab for providing sub-accounting and related shareholder services (subject to the voluntary expense cap). Additionally, for costs associated with establishing certain trading symbols and account maintenance, Schwab receives a monthly fee of 0.40% of the average daily net assets of the Emerging Markets Portfolio serviced by Schwab. Of this amount, the Emerging Markets Portfolio is authorized to pay to Schwab up to 0.15% for providing sub-transfer agency services to the Portfolio (subject to the voluntary expense cap). The balance of Schwab's fee is paid by Harding Loevner.

In consideration for certain record keeping and transactional services, each Portfolio is authorized to pay Oppenheimer Asset Management ("Oppenheimer") up to 0.15% of the average daily net assets of each Portfolio held by Oppenheimer for the benefit of clients participating in certain wealth management programs (subject to the voluntary expense cap). The balance of Oppenheimer's total fee of 0.25% is paid by Harding Loevner. Because of Harding Loevner's voluntary cap on the Fund's fees and expenses, Harding Loevner paid a portion or all of the Portfolios' share of these fees during the year ended October 31, 2003.